Exhibit 99.1

Japan Investor Meetings April 14 - 15, 2010

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: the length and severity of ongoing economic decline resulting in lower demand, customer conservation and increased thefts of electricity and gas; changes in the economic and financial viability of our customers, suppliers, and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; economic climate and population growth or decline in the geographic areas where we do business; high levels of uncollectible accounts receivable; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements that include or could include carbon and more stringent mercury emission controls, a renewable portfolio standard, energy optimization mandates, a carbon tax or cap and trade structure and ash landfill regulations; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of gas shale resources and challenges in estimating gas reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward-looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2009 Forms 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE's 2009 Form 10-K, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain this Form from the SEC by calling 1-800-SEC-0330. 2

Participants Tony Earley, Chairman & CEO David Meador, Executive VP & CFO Lisa Muschong, Director, Investor Relations 3

DTE Energy is an Integrated Energy Company

DTE Energy

Strong, Stable and Growing Utilities

~75% of DTE Energy's 2009 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~25% of DTE Energy's 2009 Earnings



Gas Storage and Pipelines



Unconventional Gas Production



Power & Industrial Projects



Energy Trading

4

Coal Nuclear Gas and Oil Hydro East 7944 1122 1101 917 Profile of Detroit Edison Tenth largest US electric utility with 2.1 million customers 7,600 square mile service territory centered around Detroit Approx. $5 billion in revenue, $16 billion in assets Regulated by the Michigan Public Service Commission (MPSC) 82% of generation capacity is low cost coal and nuclear Detroit Michigan Service Territory Coal 72% Gas/Oil 10% Nuclear 10% Generation Capacity by Fuel Type Total Capacity = 11,064 MW Pumped Storage 8% 5

Sales Storage East 81 19 Profile of MichCon Eleventh largest US natural gas utility with 1.2 million customers 14,700 square mile service territory throughout Michigan Significant state regulated gas storage capacity benefits customers (~132 Bcf) Approx. $2 billion in revenue, $4 billion in assets Regulated by the Michigan Public Service Commission (MPSC) Detroit Service Territory MichCon Gross Margin Storage & Transportation ~20% Gas Sales ~80% 6

7 Profile of Non-Utility Businesses Own and Operate Energy Related Assets Industrial/Utility Solid Fuels On-Site Energy Services Renewable Energy Transport and Store Natural Gas 90 Bcf natural gas storage in Michigan 530 miles of pipeline in-service Western Barnett Shale Production in Texas 63,000 net acres 169 gross producing wells 489 Bcfe reserves (proved and probable) Gas Storage and Pipelines Power & Industrial Projects Unconventional Gas Production

2009 Accomplishments 2010 Priorities 2010 Guidance 8

2009 Priorities & Accomplishments Successfully obtained authorization to implement renewable energy and energy efficiency plans Received constructive rate case order at Detroit Edison Filed MichCon rate case in June 2009; increased rates 6 months after filing (Final order June 2010) Continuous improvement initiatives produced $130 million in cost savings in 2009 Operational metrics improved across the board Sharply step up the pace and breadth of our Continuous Improvement (CI) efforts Position DTE to emerge from 2009 with strong future growth vehicles in place Regulatory Strategy Successfully execute key regulatory proceedings to provide stability in 2009 and position DTE for growth 2009 Priorities Continuous Improvement Financial Performance & Value Creation Accomplishments 2009 operating EPS* of $3.30 (14% growth) and historically high cash flow results Exited the year with a stronger balance sheet than when we began 9 * Reconciliation to GAAP reported earnings included in the appendix

Solid 2009 Results Driven by Continuous Improvement Initiatives Through continuous improvement (CI) and other initiatives DTE achieved $130 million in company-wide cost reductions in 2009 Utility O&M was down $65 million vs. 2008 with cost reductions more than offsetting higher pension and healthcare costs and inflation Cost reductions have helped mitigate unfavorable economic conditions and future cost pressures Cost reductions have not compromised operational integrity or reliability Focus on CI continues in 2010 ($ millions) Pension, healthcare, environmental and other costs Continuous Improvement and other cost savings * Excludes bad debt expense and Energy Efficiency Utility Operation & Maintenance* 10

Exiting 2009 with a Solid Foundation for Future Growth $2.89 $3.35 - $3.75 Operating Earnings Per Share* ($ millions) Achieved strong 2009 results during a challenging year Expect higher than targeted long-term operating EPS growth in 2010: 11% CAGR from 2008 to 2010 midpoint 7.5% increase over 2009 Investment opportunities provide for 5% - 6% long-term operating EPS growth $3.30 * Reconciliation to GAAP reported earnings included in the appendix 5% - 6% Long-Term Growth 11 ** 2008 EPS adjusted for new accounting treatment of stock-based incentive compensation

2009 Accomplishments 2010 Priorities 2010 Guidance 12

2010 Priorities 13

2010 Growth & Value Creation and Financial Priorities Successfully execute our first major investments in Detroit Edison renewable assets Tightly execute investments on environmental controls at our Monroe Power Plant Invest to exceed our Energy Efficiency targets Execute non-utility investments focused on premium returns and shareholder value creation Achieve operating EPS* of $3.35 - $3.75 Achieve free cash flow of $200 million Preserve our balance sheet strength Continue to drive toward top decile cost metrics 2010 Financial Priorities 2010 Growth & Value Creation * Reconciliation to GAAP reported earnings included in the appendix 14 Capital Investment ($ billions) $0.7 $0.6 $0.6 - $0.9 $0.4 - $0.5 $3.0 - $3.4 $2.6 $3.9 $4.0 - $4.8 Scale/nature of investments supports 5-6% annual operating EPS growth rate

15 Growth & Value Creation: Detroit Edison Investment Profile Environmental Energy Efficiency Base Infrastructure Significant investment to meet environmental requirements $500 - $600 million investment 2010-2012 ($75 million in 2010) Investments to meet mandated targets and improve customer affordability $100 million investment 2010-2012 ($25 million in 2010) Infrastructure investments to ensure the reliability of our generation fleet and distribution systems $2.1 - $2.3 billion investment 2010-2012 ($750 million in 2010) Renewable Energy New generation to meet Renewable Portfolio Standard (RPS) $300 - $400 million investment 2010-2012 ($100 million in 2010)

Renewable Energy Investment 16 10% of retail sales must come from Michigan-based renewable sources by 2015 Up to 50% owned by DTE Energy; at least 50% owned by 3rd parties Renewable capacity targets of 300 MWs by 2012; 600 MWs by 2015 Detroit Edison is expected to invest $300 - $400 million over the next 3 years to meet renewable energy targets Longer-term investments are projected at nearly $2 billion over the next 20 years Longer-term, RPS investments are expected to increase net income by an average of $40 - $45 million per year Legislative Mandates Financial Summary

Energy Efficiency Program Design Energy Efficiency Education & Awareness Program Residential Programs Appliance Recycling Energy Star Residential & Small Commercial Program (e.g., high-efficiency lighting) HVAC Program Energy Audits and Weatherization Programs Low Income Program New Construction Program Multifamily Program Commercial & Industrial Programs Prescriptive Program: Most common energy savings technologies Designed to simplify the application process Custom Program: Customized incentives for technologies Energy Efficiency website for customers 17 Meet energy savings targets 1% annual savings by 2012 at Detroit Edison; 0.75% at MichCon Achieve incentive targets Can earn incentives of up to 15% of total annual spend by exceeding reduction targets Job creation Customer satisfaction Goals

Growth & Value Creation: Gas Storage and Pipelines Storage Operations: MPSC Regulated Fully contracted (7.5 year average duration) Pipeline Operations: FERC Regulated Vector Pipeline fully contracted (7 year average duration) Millennium Pipeline over 80% contracted (15 year average duration) $11 $17 $25 $28 $34 $38 $49 History of Strong Net Income Growth ($ millions) Pipeline Storage 18 Storage Growth Increases in gas flows through Michigan increase storage value and provide future growth opportunities Pipeline Growth Changes in gas flows increase demand and provide for future expansions of Vector and Millennium Pipelines Millennium Pipeline is well positioned to capitalize on boom in Marcellus Shale production 2010 operating earnings* guidance of $50 - $55 million * Reconciliation to GAAP reported earnings included in the appendix

EES Coke Battery Industrial Utility services at industrial sites Fuel supply and transportation for industrial customers 35 projects in 11 states Detroit, Michigan Own and operate wood-fired power plants and landfill gas projects 23 landfill gas sites 3 waste wood power plants Woodland Biomass Renewables Woodland, California Industrial sector demand - especially steel - strengthening Stronger coke demand results in 2010 operating earnings* guidance of $60 - $75 million Operating earnings guidance up sharply versus 2009 actual ($35 million) and 2010 early outlook ($40 - $50 million) Most significant growth coming from coal-to-wood conversions to meet state Renewable Portfolio requirements Wisconsin plant retrofit nearing completion (operational in 2010) Construction to start on California plant in 2010 (operational in 2013) Two additional similar facilities under development 19 * Reconciliation to GAAP reported earnings included in the appendix Growth & Value Creation: Power & Industrial Projects

Unconventional Gas Overview Near-term capital spend of $25 million / year Drill 10-15 wells and produce 5 Bcfe net in 2010 Develop existing properties to create maximum value Monetize properties at right time in development cycle and in favorable commodity markets Provides cash for asset investments elsewhere at DTE Energy Gross Producing Wells 169 Reserves (Bcfe) YE2008 156 YE2009 YE2008 Probable Proved 265 167 432 255 234 489 Barnett Shale Operating Metrics 2009 Results Future YE2009 Proved reserves increased 40% from YE 2008 Drilled 11 new wells in 2009 Production down slightly from 2008 due to deferred well completions Net production of 5 Bcfe Capital expenditures $26 million 20 Value Value Range ($ millions) ($ per mcfe) Value Range ($ millions) Proved $1.00 - $2.00 $250 - $450 Probable $0.50 - $1.00 $150 - $250 Total $400 - $700 Barnett Valuation Plan to Continue Development and Monetization of Unconventional Gas Assets for Premium Returns

Energy Trading Overview Asset Optimization Gas storage and transportation, electric generation and transmission Physical Energy Marketing/Origination: Provide bundled energy services to a broad range of customers through bilateral markets Fundamentals-Based Proprietary Trading: Trading activities are supported by a world-class team of quantitative analysts Expect $45-$55 million in annual operating earnings and cash flow Consistent strategy and risk profile $53 $43 $75 $45 - 55 2007 Actual 2008 Actual 2009 Actual 2010 Guidance * Reconciliation to GAAP reported earnings included in the appendix ($ millions) Energy Trading Operating Earnings* 21 Complementary Strategies Consistent Results

Summary 22 Successfully executed our 2009 plan in a challenging environment Solid plan in place to achieve strong 2010 financial results Constructive regulatory structure and continued focus on operational excellence and customer satisfaction enables meaningful growth at utilities Continue to see attractive/premium return non-utility investment opportunities Robust plan to achieve 5% - 6% long-term growth

2009 Accomplishments 2010 Priorities 2010 Guidance 23

2010 Operating Earnings* Guidance Rate case finalized in Jan. 2010, mechanism to limit exposure to changes in sales and continued cost control Jan. 1st 2010 rate increase /resolution of rate case, utility capital placed into service and continued cost control Return to normal expense after one-time tax benefits in 2009 New projects coming on line, industrial sector recovery and higher contribution from steel projects ($ millions) 2010 Drivers * Reconciliation to GAAP reported earnings included in the appendix Return to normal earnings 2010 Guidance 2009 Actual Modest investments; targeting future asset sales Incremental earnings from existing projects 24 Plan to issue $200 million of equity in 2010 to support investment at our utilities

Cautiously Optimistic on 2010 Economic Outlook Detroit Edison Temperature Normal Sales Overall, see economy stabilizing Steel and vehicle production improving from last year Companies are finding opportunities to invest in Michigan Some residential recovery Q4 2009 Projecting industrial demand rebounds in 2010 In 2010, we are not forecasting, or dependent on, a recovery Our temperature normal service area sales forecast predicts a 1% increase in sales 25 (Territory Sales) Detroit Edison Temperature Normal Sales YTD February temperature normal sales are up 2% from 2009 driven by a 15% increase in industrial sales and additional demand from residential customers (Territory Sales) YTD February

Detroit Edison Automotive Exposure 26 Ford/GM/Chrysler accounted for 6.5% of electric load and ~4% of margin in 2009 Auto industry sales including parts suppliers totaled ~9% of 2009 load Approximate automotive employees in Detroit Edison service territory*: Ford - 32,000 GM - 19,000 Chrysler - 21,500 Average load of a typical large auto plant*: 100-150 GWh per year Peak load 25-30 MW 2009 Sales (GWh) % of 2009 Sales Chrysler 856 1.8% Ford 1,019 2.3% GM 1,129 2.4% Total Big 3 3,004 6.5% Direct auto suppliers 1,069 2.1% Automotive Customers % of Detroit Edison's 2009 Sales * DTE Energy Estimates

2010 Cash Flow Guidance Cash Flow Summary ($ billions) 2010 cash from operations expected to be lower than 2009 driven by: Additional $100 million of federal tax payments in 2010 versus 2009 Higher gas inventory requirements at Energy Trading Capital spending increases $300 million from 2009 due to: Increased renewable spend in 2010 Increased non-utility investments Over $1.5 billion of available liquidity as of 12/31/2009 27 2010 Drivers Equity issued for employee benefit programs is considered non-cash and not included in financing activities: (2009 Actual $0.1; 2010 Guidance $0.2)

DTE Energy

Our Solid Balance Sheet Provides Financial Flexibility to Fund Our Growth


Leverage*
53%
51%
50%
2008A
2009A
2010E


Funds from Operations / Debt*
23%
24%
24%
2008A
2009A
2010E

- Key balance sheet metrics improved in 2009 compared to the prior year
- Generated ~$700 million of free cash flow
- S&P recently changed DTE's outlook from negative to stable
- We expect to maintain our balance sheet goals in 2010. To support higher investments in our utilities, we will fund 2010 cash flow requirements with both debt and equity
- No public equity issuance expected in 2010. However, new shares have been and additional shares will be issued to fund pension, dividend reinvestment and some employee benefit plans

28

*Debt excludes securitization, MichCon's short-term debt, and considers the trust preferreds as equity

Our Dividend Is Well Supported Our dividend of $2.12 per share is well supported Our current dividend yield at 4.8% is in-line with the utility peer group average Our targeted payout ratio is 60% - 70% Our implied payout ratio on 2010 EPS guidance is currently 57% - 63% Expect to increase dividend as we grow our business Dividend Yield (as of March 2010) 29 4.8%

DTE Energy Total Shareholder Return Performance 30 Dec 14 2006 through March 26 2010 (DTE Peer Group) June 12 2008 through March 26 2010 (DTE Peer Group) DTE Energy DTE Energy Note: Made investor visits to Japan in Dec. 2006 and June 2008 DTE Energy Peer Group: AEP, CMS, CNP, DPL, DTE, ED, GXP, LNT, NI, NST, NU, NVE, PCG, PGN, PNW, SCG, SO, TE, TEG ,VVC, WEC, WR, XEL

Investment Thesis Track record of strong performance in a challenging environment DTE Energy has a robust plan for 5%-6% long-term EPS growth combined with an attractive dividend yield Constructive regulatory structure and continued cost savings will enable our utilities to earn their authorized returns Strong utility growth plan, driven by mandated investments, is not dependent on economic growth Meaningful, low-risk growth opportunities in non- utility businesses will continue to provide diversity in earnings and geography Comprehensive plans in place to achieve operational excellence and customer satisfaction that are distinctive in our industry and provide customer rate affordability 5%-6% Average Annual EPS Growth Attractive Dividend 31

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 32

Appendix

11% ROE Allowed to implement new rates 6 months after filing* Forward-looking test year Mechanisms in place to eliminate or limit exposure for key costs Fuel & purchased power Electric Choice lost margin Storm restoration Line clearance Renewable Portfolio Standard/Energy Efficiency with prefunding* Certificate of Need for large capital projects* Strong Regulatory Structure in 2009 2009 34 * Elements added in 2008 Legislation

Further Strengthened Our Regulatory Structure in 2010 for Detroit Edison Added Elements in 2010 Revenue decoupling Ratemaking mechanism designed to reduce the dependence of a utility's revenues on sales Removes disincentive for Energy Efficiency Addresses uncertain demand Approved in Detroit Edison rate case Included in MichCon case filing Mechanism to limit exposure to 20% of uncollectibles Comparable to MichCon 80/20 split Existing regulatory structure: Addresses revenue and cost uncertainty / lag File & Use rate making Prefunding for RPS/EO investments Revenue decoupling Choice tracker Storm restoration and line clearance trackers Fuel & purchased power tracker Aligns customers, regulators and utilities 35

MichCon Rate Case Summary 36 Rate Base $83 $440 million increase in rate base Lost/Company Use Gas 36 Increased theft, additional company use and higher gas price Uncollectible Expense 33 New tracker base of $70 million Sales (net) 15 Sales loss of $99 million offset by mid-stream & other revenue increases O&M 16 Net change in total O&M which reflects $61 million of operating improvement savings Other 10 11.25% ROE vs. 11% currently authorized, tax increases $193 Million Revenue Deficiency $147 Million Revenue Deficiency 10.85% ROE, $7 million reduction in revenue deficiency Disallowance of $10 million of O&M (incentive compensation) $22 million higher revenue primarily driven by $15 million higher midstream revenue Recommended changing uncollectible tracker to 80/20 sharing from current 90/10 10.5% ROE Overall, similar to MPSC Staff position Main differences Main differences $143 Million Revenue Deficiency MichCon Rate Filing (June 09, 2009) MPSC Staff Reply Brief (February 16, 2010) Administrative Law Judge (Proposal for Decision) (April 2, 2010)

Build Upon Constructive Relationships in 2010 Build upon constructive relationships to maintain the policy gains of 2008 Achieve strong results in the MichCon rate case Position Detroit Edison for financial health Shape key federal regulations and legislation Michigan Post-2008 Michigan Pre-2008 Lower Regulatory Quality Higher Regulatory Quality 6 States 10 States 15 States 15 States 7 States 2009 Ranking of State Utility Environments Source: Barclays Capital, Regulatory Research Associates We will Continue to Build Constructive Relationships to Maintain our Solid Regulatory Environment and Ensure the Financial Health of our Utilities 37

Targets up to 10% of retail sales to come from renewable sources by 2015, with interim targets in prior years designed to "close the gap" New renewable capacity targets of 300 MWs by 2012; 600 MWs by 2015 Qualified technologies include: wind, solar, biomass, hydro, some co-generation applications Must be Michigan based Allows 50% of RECs to come from renewable generation owned by the utility Remainder to be sourced through competitive bids Limits on rate impacts are implemented through surcharge caps; cost recovery over 20 years "Off-ramp" provisions allow extensions or reductions in targets if costs are excessive or other constraints prevent compliance Key Provisions of the Michigan RPS Legislation Targets Compliance Options Ownership Cost Caps 38

Key Provisions for Energy Efficiency Legislation in Michigan Compliance Options Targets Funding Includes energy efficiency, conservation, and demand response (electric) Providers (utilities) can operate compliance programs or fund a state program Legislation limits annual spending via a customer surcharge Funds received from a customer class must be spent on that class All classes will contribute toward low income residential programs Earnings Requires Detroit Edison programs to ramp to 1% annual savings by 2012 Requires MichCon programs to ramp to 0.75% savings by 2012 Equipment, materials and installation costs with an expected economic life greater than 1 year can be capitalized, generating earnings at allowed ROE Detroit Edison and MichCon each can earn incentives of up to 15% of total annual spend by exceeding reduction targets MichCon may decouple revenues from volumetric sales if EO spend is at least 0.5% of revenue 39

40 Net Income, $ millions Energy Optimization Earnings Profile Longer-term, EO investments will have a positive impact on net income... ....while improving customer satisfaction and offsetting customer bill increases

DTE Energy's solar pilot program is well underway

SolarCurrents





Residential

- Approximately 5MW through REC contracts
- Customer funds and owns solar equipment
- Base case cost of residential solar pilot program ~$24M over 5 years

Commercial & Industrial

- Approximately 15MW of Detroit Edison owned solar assets
- Sited on large leased rooftops or ground-mounted areas
- Base case capital investment in commercial and industrial solar pilot program ~ $112M over 5 years

41

Wind Development 42 More than 400 land owner agreements to allow wind development on approximately 75,000 acres in the Thumb Six operating meteorological stations collecting wind and weather data The data has been positive, and shows promise for future wind farm development Identifying wetlands Evaluating noise, sight lines and zoning issues Participating in Huron County, local township and community planning commission meetings Applied for MISO interconnection at three locations Development Activity Ongoing Since 2007 Michigan Wind development

Future Investments in Emissions Controls 43 Ash disposal CAIR, CAMR and Climate Change Develop and implement plans to meet EPA requirements Continued focus on efforts to influence the final outcome NOx reductions SO2 reductions Mercury reductions Install scrubbers Implement potential fuel blending project at Monroe Install SCRs Utilize scrubber/SCR combinations Install Activated Carbon Injection (ACI) systems Detroit Edison plans significant investment to meet future environmental requirements

44 Barnett Shale Clay Zones of DTE Acreage Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area West 63,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto Texas

2009 Operating Earnings Per Share* Detroit Edison $2.30 Unconventional Gas Production ($0.05) Non-Utility $0.93 Gas Storage and Pipelines $0.30 Corporate & Other ($0.42) MichCon** $0.49 $3.30 Power and Industrial Projects $0.22 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.46 45

Gas Storage and Pipelines driven by increased storage capacity and higher storage prices as well as in-service of the Millennium pipeline in December of 2008 Lower natural gas prices in 2009 at Unconventional Gas Power & Industrial driven by steel industry downturn Energy Trading driven primarily by higher realized gains in gas trading in 2009 Corporate & Other driven by 2009 one-time tax savings; partially offset by contribution to the DTE Energy Foundation and increased benefit expense (realignment of employee benefit expense from MichCon to Corporate & Other) 2009 Operating Earnings Variance Rate increases and O&M cost reductions; partially offset by lower volumes due to weaker economy, cooler weather and higher benefit expenses Drivers * Reconciliation to GAAP reported earnings included in the appendix Detroit Edison MichCon Higher lost gas/theft and customer conservation; partially offset by favorable O&M cost reductions Operating Earnings* ($ millions, except EPS) 2009 2008 Change Non-Utility (millions) 46

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. ($ millions) FY 2009 Economic Net Income Accounting Adjustments** FY 2009 Operating Earnings* $75 $(13) $62 Economic net income equals economic gross margin*** minus O&M expenses and taxes. DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs Energy Trading Operating Earnings* Realized Unrealized O&M / Other 2008 2009 $63 $104 18 32 (52) (47) ($ millions, after-tax) $43 $75 $43 $39 $82 FY 2008 Operating Earnings* FY 2008 Economic Net Income Accounting Adjustments** 47

2009 Capital Expenditures and Cash Flow * 2008 cash from operations adjusted for synfuels; reconciliation to GAAP reported cash flow included in the appendix DTE Energy Cash Flow ($ billions) DTE Energy Capital Expenditures ($ millions) 48 * Equity issued for employee benefit programs is considered non- cash and not included in financing activities (2009 $0.1)

($ millions) 2009 Actual $380 2010 Guidance $405 - $435 ROE 10.2% 10% - 11% Environmental O&M ($10) $70 Incremental Rate Increase Full-year rate increase vs. July self- implementation in 2009 Colder than normal weather in 2009; revenue decoupling mitigates potential weather impacts in 2010 Incremental environmental O&M for scrubbers at Monroe power plant Higher depreciable asset base in 2010 Other includes one-time benefit and property tax savings in 2009 and inflation partially offset by additional cost savings in 2010 Benefits Expense ($10) Other ($20- $50) $40 Weather Detroit Edison 2010 Operating Earnings* Guidance Depreciation ($15) 49 * Reconciliation to GAAP reported earnings included in the appendix 2010 Drivers

($ millions) ROE 8.8% 10% - 11% $170 million self-implementation in January 2010; final order expected June 2010 Lower margin driven by customer conservation, lower customer count and lower storage revenues Continuous improvement initiatives partially offset increased benefit expense, inflation and one-time benefit savings in 2009 MichCon 2010 Operating Earnings* Guidance 50 2009 Actual 2010 Guidance $80 $95 - $105 * Reconciliation to GAAP reported earnings included in the appendix 2010 Drivers

2010 Capital Expenditure Guidance Capital Expenditures Summary ($ millions) Detroit Edison Higher operational capital primarily due to scaling up Advanced Metering Infrastructure (AMI) and nuclear fuel costs Lower environmental capital due to the completion of initial scrubbers at the Monroe Power Plant in 2009 and ramping up of scrubber investment on remaining two units in 2010 Renewable and Energy Efficiency spend ramps up in 2010 MichCon Higher operational capital for pipeline integrity offset by completion of Sumpter pipeline extension in 2009 Non-Utility Plan for $200 - $300 million of annual capital investment Millennium equity infusion to be completed in 2010 51 2010 Drivers

52 2010 Equity Plan $82 $200 ($ millions) DRIP & Employee Benefits $100 Pension Contribution $100 Cash flow requirements will be funded with both debt and equity to maintain balance sheet targets We will continue prior year practice of issuing new shares to fund DRIP and employee benefit plans In 2010, we issued ~$100 million of equity to improve pension plan funding The timing and amount of future equity issuances to finance utility capital spending will be determined by: Underlying cash flows Capital spending plans Monetization opportunities

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 53

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 54

55 Reconciliation of 2007 Energy Trading Reported to Operating Earnings

Reconciliation of 2010 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2010 guidance for operating earnings. It is likely that certain items that impact the company's 2010 reported results will be excluded from operating results. A reconciliation to the comparable 2010 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 56

Reconciliation of 2008 Cash from Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors. 57